(Logo Graphic) Fidelity Investments Life Insurance Company (registered trademark)

PART 1: GENERAL INFORMATION

APPLICATION FOR LIFE INSURANCE

Fidelity Investments Life Insurance Company ("FILI") is a Utah domiciled company.

___________________________________________________

Choose Type of Life Insurance You Are Applying For:

__ Term Life		__ Both Term and Variable Universal Life
__ Variable Universal Life	-OR-	__ Both Term and Survivorship Variable Universal Life
__ Survivorship Variable Universal Life

A | Proposed Insured(s) Information

____________________	___	____________________	___
First Name (1st Proposed Insured)	MI	First Name (2nd Proposed Insured, if applicable)	MI
____________________		____________________
Last Name		Last Name
____________________		____________________
Resident Address		Resident Address (If Different than 1st Proposed Insured)
__________	__________	__________	__________	__________	__________
City	State	Zip Code	City	State	Zip Code
__________	__ Male	__ Female	__________	__ Male	__ Female
Date of Birth			Date of Birth
_______________________________________________			________________________________________________
Social Security Number			Social Security Number
__________	__________		__________	__________
Daytime Phone	Evening Phone		Daytime Phone	Evening Phone
Are you a U.S. Citizen?	___Yes	____ No	Are you a U.S. Citizen?	___Yes	____ No
If no, permanent resident status	____________________		If no, permanent resident status	____________________
In the last 24 months, have you used tobacco or a nicotine product in any form?	___Yes	____ No	In the last 24 months, have you used tobacco or a nicotine product in any form?	___Yes	____ No

B | Owner (If other than Proposed Insured. If a Trust will own the Policy, the Trustee must complete the Trustee Statement and Agreement Form.)

____________________	___	____________________	___
First Name (Or Name of Trust or Corporation)	MI	First Name (Joint Owner, if applicable)	MI
____________________		____________________
Last Name		Last Name
____________________		____________________
Resident Address (If Different than 1st Proposed Insured)		Resident Address
____________________		____________________
City		City
____________________	_____	____________________	_____
State	Zip Code	State	Zip Code
__________	__________
Daytime Phone	Daytime Phone
________________	_________________
Relationship to Proposed Insured	Relationship to Proposed Insured
________________
Date of Trust (If Applicable)
________________	_________________
Social Security Number/Tax ID	Social Security Number/Tax ID
________________	_________________
Date of Birth	Date of Birth

S/VUL/TM/APP-03

C | Beneficiary(ies)

(The percentage(s) allocated in each category of the Primary and Contingent Beneficiary(ies) must be in whole numbers and add up to 100%. If nothing is indicated, the share will be pro-rata.)

1. Primary Beneficiary(ies): (If you need additional space, please attach a separate piece of paper to this application.)

Full Name	Social Security Number	Relationship	% Share

2. Contingent Beneficiary(ies): (If you need additional space, please attach a separate piece of paper to this application.)

Full Name	Social Security Number	Relationship	% Share

D | Choose Type of Life Insurance

1. Complete for Term Life Insurance.

a) Name of Proposed Insured: _________________________________________

(only needed if you are also applying for survivorship variable universal life insurance.)

b) Face Amount: $ ________________

c) Level Premium Guarantee Period: __ 5 yr __ 10 yr __ 15 yr __ 20 yr

(Premium is guaranteed for the level premium period and is subject to change thereafter.)

Payment Information

d) Frequency of Payment:	__ Annual	__ Semiannual	__ Monthly (EFT only)
e) Method of Payment:	__ Credit Card	__ Direct Bill

2. Complete for Variable Universal Life Insurance.

a) Face Amount: $ ________________

b) Death Benefit Option: __ Option A (Face Amount) __ Option B (Face Amount Plus Policy Account Value)

c) Definition of Life Insurance:	__ Guideline Premium Test (May not be available for insureds over a certain age. See the prospectus for details.)
__ Cash Value Accumulation Test
d) Children(s) Term Rider:	__ Yes __ No
If yes, number of children: ______________
e) Total Disability Rider:	__ Yes __ No	(If yes, choose one)
__ Total Disability Premium Payment Rider
__ Total Disability Waiver of Monthly Deduction Rider

Payment Information

f) Initial Premium Payment: $ ____________

g) Planned Periodic Premium: Frequency and Amount __ Annual: $ ________ __ Semiannual: $ _______

__ Monthly:* $ _________

3. Complete for Survivorship Variable Universal Life Insurance.

a) Face Amount: $ ____________
b) Death Benefit Option:	__ Option A (Face Amount)	__ Option B (Face Amount Plus Policy Account Value)
c) Definition of Life
Insurance:	__ Guideline Premium Test (May not be available for insureds over a certain age. See the prospectus for details.)
__ Cash Value Accumulation Test
d) Total Disability Premium Payment Rider:
1st Proposed Insured:	__ Yes	__ No
2nd Proposed Insured:	__ Yes	__ No

Payment Information

e) Initial Premium Payment: $ ____________

F) Planned Periodic Premium: Frequency and Amount __ Annual: $ ________ __ Semiannual: $ _______

__ Monthly:* $ _________

* Monthly payments can be made only by electronic funds transfers (EFT).

S/VUL/TM/APP-03

E | Existing or Pending Insurance

	1st Insured	2nd Insured (If applicable)
1. Do the Proposed Insured(s) have existing or pending life insurance policies or annuity contracts?	__ Yes __ No	__ Yes __ No
2. Will the policy applied for in this application replace any existing life insurance policy or annuity contract on the insured(s)?	__ Yes __ No	__ Yes __ No
If Yes to either question above please complete the information below.

1st Insured:

Name of Company	Policy/Contract No.	Face Amount	Type	Pending/ Existing	Replacing with this policy?
____________	____________	____________	____________	____________	__ Yes __ No
____________	____________	____________	____________	____________	__ Yes __ No
____________	____________	____________	____________	____________	__ Yes __ No
_____________	____________	____________	____________	____________	__ Yes __ No

2nd Insured: (If applicable)

Name of Company	Policy/Contract No.	Face Amount	Type	Pending/ Existing	Replacing with this policy?
____________	____________	____________	____________	____________	__ Yes __ No
____________	____________	____________	____________	____________	__ Yes __ No
____________	____________	____________	____________	____________	__ Yes __ No
____________	____________	____________	____________	____________	__ Yes __ No

F | Contact Information

A Fidelity representative will call you to obtain additional information. Please set aside approximately 15 minutes of your time for this telephone call. Indicate a convenient time and phone number below.

1st Proposed Insured

Daytime Phone: ___________________ Evening Phone: ___________________ Other: _______________

Please call me Monday - Friday between:

__ 8:00 a.m. - 12:00 noon ET	__ 1:00 p.m. - 5:00 p.m. ET	__ 6:00 p.m. - 9:00 p.m. ET

2nd Proposed Insured (If applicable)

Daytime Phone: ___________________ Evening Phone: ___________________ Other: _______________

Please call me Monday - Friday between:

__ 8:00 a.m. - 12:00 noon ET	__ 1:00 p.m. - 5:00 p.m. ET	__ 6:00 p.m. - 9:00 p.m. ET

S/VUL/TM/APP-03

G | Authorization Information

I, the Proposed Insured(s), authorize or instruct:

The disclosure of medical and other relevant information about me for the purpose of determining eligibility for the insurance for which I have applied. The following persons or entities to disclose such information to the Fidelity Investments Life Insurance Company ("Company") or its reinsurers, and to testify as to such information, all to the extent permitted by law: any insurance or reinsurance company; any consumer reporting agency; other insurance support organizations; any employer; the Medical Information Bureau, Inc.; any physician, medical professional, hospital, clinic, laboratory, pharmacy; or any other person, organization, or institution that has provided medical treatment or services to me or on my behalf within the past 10 years. These persons or entities shall disclose my entire medical record and any other protected health information concerning me without restriction, including without limitation information on the diagnosis and treatment of mental illness and the use of alcohol, drugs and tobacco, but excluding psychotherapy notes. This protected health information is to be disclosed under this Authorization so that the Company may 1) underwrite my application for life insurance coverage, make eligibility, risk rating and policy issue determinations; 2) obtain reinsurance; 3) administer claims and determine or fulfill responsibility for coverage; and 4) conduct other legally permissible activities that relate to any coverage I have or have applied for with the Company.

The Company is authorized to release information to its reinsuring companies, and to make brief report to the Medical Information Bureau, Inc.

This Authorization will be valid for two years from the date shown below, and a photocopy of it will be as valid as the original. I acknowledge that I may receive a copy of this Authorization upon request, and I have received the Investigative Consumer Reports Notice, the Privacy Notice and the Important Notice with this application. I further acknowledge that I have the right to revoke this authorization in writing at any time, by sending a written request for revocation to Fidelity Investments Life Insurance Company at PO Box 1440 Merrimack, NH 03054-9805. Such revocation is not effective to the extent that Fidelity Investments Life Insurance Company needs such information to evaluate a claim under an insurance policy or to contest the policy itself. Such revocation will not affect the Company's right to receive or disclose information without your prior authorization as permitted by laws. I acknowledge and agree that If I refuse to sign this application to release my complete medical records, Fidelity may not be able to process my application.

Signatures Required

By signing below, I hereby certify that my responses are accurate and necessary to apply for life insurance as requested above.

I FURTHER ACKNOWLEDGE THAT THE AMOUNT OF INSURANCE PROCEEDS UNDER A VARIABLE UNIVERSAL LIFE POLICY MAY VARY BASED ON THE PERFORMANCE OF THE INVESTMENT OPTIONS SELECTED AND THE CASH SURRENDER VALUE WILL INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE INVESTMENT OPTIONS.

Signed at:

___________________________________________	________________________________
City	State
X________________________________________________________________	___________
Signature of 1st Proposed Insured (Parent or Legal Guardian if Proposed Insured is under age 15)	Date
X________________________________________________________________	___________
Signature of 2nd Proposed Insured (i. If Applicable, ii. Parent or Legal Guardian if Proposed Insured	Date
is under age 15)
X________________________________________________________________	___________
Signature of Owner/Applicant (If Other than Proposed Insured)	Date
X________________________________________________________________	___________
Signature of Joint Owner (If applicable)	Date
H | Fidelity Investments Representatives Information (For Fidelity Use only)

I certify that to the best of my knowledge and belief, the Proposed Insured __ does OR __ does not have any existing Life insurance policies or annuity contracts.

To the best of my knowledge and belief, this policy __ will OR __ will not replace any other insurance or annuity.

X___________________________________________ __________________________ _______________
Signature of Fidelity Representative Rep Code/Corp ID Branch #

S/VUL/TM/APP-03

PART 2: MEDICAL INFORMATION

APPLICATION FOR LIFE INSURANCE

_____________________________________________________________________________

Application Number: _____________________________

Name of Proposed Insured: ____________________________

I | Additional Proposed Insured Information (For any additional details, see section L.)

1. Place of Birth:	State:	Country:
2. Name of Employer:
3. Occupation/Duties:		Annual Income: $
4. Marital Status:
5. Purpose of this Insurance:	__Personal __ Business
6. Send Premium Notices to:	__ Insured __Owner __ Other
If "Other" Name/Address:

J | General Questions for Proposed Insured (If any questions are answered "yes," please see section L for details.)

1. In the last 2 years, have you flown or do you intend in the future to fly as a student pilot, pilot or crew member?	__ Yes __ No

2. In the last 2 years, have you had 2 or more moving violations?

a. In the past 5 years have you been convicted or reckless driving or driving under the influence of alcohol or drugs, or had your driver's license suspended or revoked?

__ Yes __ No __ Yes __ No

3. In the last 2 years, have you engaged in or do you have future plans for: ballooning, parachuting,

hang gliding, vehicle racing, scuba diving, mountain climbing or any other similar sport or avocation?

__ Yes __ No
4. Have you ever been convicted of or are you awaiting trail for a felony?	__ Yes __ No
5. In the last 2 years, have you lived or traveled outside of North America or do you have any plans to do so in the next 2 years?	__ Yes __ No
6. In the last 10 years, have you applied for disability benefits?	__ Yes __ No
7. Have you ever been rated and/or declined for Life, Health or Disability Insurance?	__ Yes __ No

S/VUL/TM/APP-03

Application Number: _____________________________

Name of Proposed Insured: ____________________________

K | Health Statement Questions (If any questions are answered "yes," please see section L for details.)

1. What is the name and address or your personal physician?

Name of physician:
Address of physician:
City:		State:	Zip Code:
Telephone number:
Date and reason that you last consulted your physician and treatment result:
	Date:		Reason:
2. What is your height?	Feet:	Inches:
3. What is your weight? lbs. a. Have you lost more than 10 lbs in the last year?	__ Yes __ No
4. Have your parents or siblings died from or been diagnosed with cardiovascular disease or cancer of any kind prior to the age of 60?	__ Yes __ No

5. Within the past 10 years, have you been diagnosed by a physician or other practitioner as having:

a. chest pain, high blood pressure, stoke or any other disease or disorder of the heart or blood vessels?

b. a tumor, cancer or any lump or growth that required medical intervention?

c. diabetes, thyroid problem or any other disease or disorder of the glands?

d. asthma, shortness of breath, or any other respiratory disease or disorder?

e. anxiety, depression or any other mental or nervous disease or disorder that required medical treatment or hospitalization?

__ Yes __ No __ Yes __ No __ Yes __ No __ Yes __ No __ Yes __ No
6. Other than previously mentioned, in the last 5 years, have you had any diagnostic tests or have any been scheduled for the future?	__ Yes __ No
7. Have you ever been diagnosed or treated by a member of the medical profession as having AIDS, ARC or HIV infection?	__ Yes __ No

8. In the last 10 years, have you:

a. used drugs (including but not limited to marijuana, cocaine, amphetamines, barbiturates,

hallucinogens, heroin or other derivatives of opium) other than as prescribed by a physician?

b. ever received, or been advised to seek, counseling or treatment for substance abuse, including drugs and alcohol, or ever attended any self-help group such as Alcoholics Anonymous (AA) or Narcotics Anonymous?

__ Yes __ No __ Yes __ No
9. Other than already mentioned, in the last 2 years have you taken or been advised to take any drug or medicine prescribed by a physician or other practitioner?	__ Yes __ No
10. To the best of your knowledge, do you now or have you had any mental or physical impairment or disease not already described in this application?	__ Yes __ No

S/VUL/TM/APP-03

Application Number: _____________________________

Name of Proposed Insured: ____________________________

L | Details to General and Health Questions for Proposed Insured

S/VUL/TM/APP-03

Application Number: _____________________________

Name of Proposed Insured: ____________________________

M | Amendments to this Application

It is expressly agreed that: Fidelity Investments Life Insurance Company (the "Company") is authorized to amend this application by an appropriate notation in order to correct any apparent errors or omissions or by attaching an addendum sheet to the policy. However, no change in date of birth of the insured, plan of insurance, amount, or benefits shall be effective unless agreed to in writing by the Proposed Insured and the applicant if other than the Proposed Insured. The acceptance of any policy issued as a result of this application shall constitute an acceptance of such amendments as well as the acceptance of the beneficiary designation and ownership of such policy.

N | Agreements to this Application

The Proposed Insured(s) (Parent or Legal Guardian if under age 15) and the Proposed Owner(s) ("We") understand and agree that: The application, policy, riders and endorsements and amendments attached to the policy constitute the entire contract. Only the President, the Secretary, or an Assistant Secretary of the Company has the power, on behalf of the Company, to change, modify, or waive any provisions of this policy. No agent or Fidelity Investments Representative or person other than above names officers has the authority to change or modify this policy or waive any provisions and we understand that no agent or Fidelity Investments

Representative or medical examiner is authorized to : accept risks; pass on insurability; make or alter provisions; or waive any of the other rights or requirements of the Company. Notice to or knowledge imputed to any Fidelity Investments Representative or medical examiner will not be noticed to the Company unless it is set out in writing in this application.

We have read all statements and answers in this application and the other materials we have submitted and signed, and to the best of our knowledge and belief, they are true, complete and correctly stated. Our answers will be the basis for any policy issued based on this application.

O | Below are State Fraud Notices that Apply Only in Certain States.

Please read the following notices carefully to see if any apply in your state.

Arkansas, Colorado, New Mexico, Pennsylvania, and Washington, DC: "Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such persons to criminal and civil penalties."

California: For your protection, California Law requires the following to appear on this form. "Any person who knowingly presents a false or fraudulent claim for the payment of a loss is guilty of a crime and may be subject to fines and confinement in a state prison."

Florida: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony or the third degree."

Kentucky: "Any person who knowingly and with intent to defraud, or deceive any insurance company or other person files an application for insurance containing any materially false information or conceals , for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime."

Louisiana: "Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison."

Maine: "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefits."

New Jersey: "Any person who includes any false or misleading information on an insurance application for an insurance policy is subject to criminal and civil penalties."

Oklahoma: "WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony."

Ohio: "Any person who, with intent to defraud or knowingly that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud."

Tennessee: "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits."

S/VUL/TM/APP-03

Application Number: _____________________________

Name of Proposed Insured: ____________________________

P | Signatures

The signatures below indicate acceptance of these "Amendments to this Application," "Agreements to this Application" and "Authorization Information" for determining eligibility for insurance.

Signed at:

_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Insured (Parent or Legal Guardian if Proposed Insured is under age 15)	Date
X________________________________________________________________	___________
Witness Signature	Date
Signed at:
_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Owner (if different than the Proposed Insured)	Date
X________________________________________________________________	___________
Witness Signature	Date
Signed at:
_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Joint Owner (if applicable) (if different than the Proposed Insured)	Date
X________________________________________________________________	___________
Witness Signature	Date

If the owner is a corporation other than the Proposed Insured(s), please provide corporate title and the full name of the corporation on the above Signature of Proposed Owner line.

S/VUL/TM/APP-03

PART 3: MEDICAL INFORMATION

LIFE INSURANCE FOR SECOND PROPOSED INSURED

SUPPLEMENTAL APPLICATION

_____________________________________________________________________________

Application Number: _____________________________

Name of 2nd Proposed Insured: ____________________________

Q | Additional Proposed Insured Information (For any additional details, see section T.)

1. Place of Birth:		State:	Country:
2. Name of Employer:
3. Occupation/Duties:			Annual Income: $
4. Marital Status:
5. Purpose of this Insurance:	__Personal	__ Business

R | General Questions for Proposed Insured (If any questions are answered "yes," please see section T.)

1. In the last 2 years, have you flown or do you intend in the future to fly as a student pilot, pilot or crew member?	__ Yes __ No

2. In the last 2 years, have you had 2 or more moving violations?

a. In the past 5 years have you been convicted or reckless driving or driving under the influence of alcohol or drugs, or had your driver's license suspended or revoked?

__ Yes __ No __ Yes __ No

3. In the last 2 years, have you engaged in or do you have future plans for: ballooning, parachuting,

hang gliding, vehicle racing, scuba diving, mountain climbing or any other similar sport or avocation?

__ Yes __ No
4. Have you ever been convicted of or are you awaiting trail for a felony?	__ Yes __ No
5. In the last 2 years, have you lived or traveled outside of North America or do you have any plans to do so in the next 2 years?	__ Yes __ No
6. In the last 10 years, have you applied for disability benefits?	__ Yes __ No
7. Have you ever been rated and/or declined for Life, Health or Disability Insurance?	__ Yes __ No

S/VUL/TM/APP-03

Application Number: _____________________________

Name of 2nd Proposed Insured: ____________________________

S | Health Statement Questions (If any questions are answered "yes," please see section T for details.)

1. What is the name and address or your personal physician?

Name of physician:
Address of physician:
City:		State:	Zip Code:
Telephone number:
Date and reason that you last consulted your physician and treatment result:
	Date:		Reason:
2. What is your height?		Feet:	Inches:
3. What is your weight? lbs. a. Have you lost more than 10 lbs in the last year?	__ Yes __ No
4. Have your parents or siblings died from or been diagnosed with cardiovascular disease or cancer of any kind prior to the age of 60?	__ Yes __ No

5. Within the past 10 years, have you been diagnosed by a physician or other practitioner as having:

a. chest pain, high blood pressure, stoke or any other disease or disorder of the heart or blood vessels?

b. a tumor, cancer or any lump or growth that required medical intervention?

c. diabetes, thyroid problem or any other disease or disorder of the glands?

d. asthma, shortness of breath, or any other respiratory disease or disorder?

e. anxiety, depression or any other mental or nervous disease or disorder that required medical treatment or hospitalization?

__ Yes __ No __ Yes __ No __ Yes __ No __ Yes __ No __ Yes __ No
6. Other than previously mentioned, in the last 5 years, have you had any diagnostic tests or have any been scheduled for the future?	__ Yes __ No
7. Have you ever been diagnosed or treated by a member of the medical profession as having AIDS, ARC or HIV infection?	__ Yes __ No

8. In the last 10 years, have you:

a. used drugs (including but not limited to marijuana, cocaine, amphetamines, barbiturates,

hallucinogens, heroin or other derivatives of opium) other than as prescribed by a physician?

b. ever received, or been advised to seek, counseling or treatment for substance abuse, including drugs and alcohol, or ever attended any self-help group such as Alcoholics Anonymous (AA) or Narcotics Anonymous?

__ Yes __ No __ Yes __ No
9. Other than already mentioned, in the last 2 years have you taken or been advised to take any drug or medicine prescribed by a physician or other practitioner?	__ Yes __ No
10. To the best of your knowledge, do you now or have you had any mental or physical impairment or disease not already described in this application?	__ Yes __ No

S/VUL/TM/APP-03

Application Number: _____________________________

Name of 2nd Proposed Insured: ____________________________

T | Details to General and Health Questions for Proposed Insured

S/VUL/TM/APP-03

Application Number: _____________________________

Name of 2nd Proposed Insured: ____________________________

U | Amendments to this Application

It is expressly agreed that: Fidelity Investments Life Insurance Company (the "Company") is authorized to amend this application by an appropriate notation in order to correct any apparent errors or omissions or by attaching an addendum sheet to the policy. However, no change in date of birth of the insured, plan of insurance, amount, or benefits shall be effective unless agreed to in writing by the Proposed Insured and the applicant if other than the Proposed Insured. The acceptance of any policy issued as a result of this application shall constitute an acceptance of such amendments as well as the acceptance of the beneficiary designation and ownership of such policy.

V | Agreements to this Application

The Proposed Insured(s) (Parent or Legal Guardian if under age 15) and the Proposed Owner(s) ("We") understand and agree that: The application, policy, riders and endorsements and amendments attached to the policy constitute the entire contract. Only the President, the Secretary, or an Assistant Secretary of the Company has the power, on behalf of the Company, to change, modify, or waive any provisions of this policy. No agent or Fidelity Investments Representative or person other than above names officers has the authority to change or modify this policy or waive any provisions and we understand that no agent or Fidelity Investments

Representative or medical examiner is authorized to : accept risks; pass on insurability; make or alter provisions; or waive any of the other rights or requirements of the Company. Notice to or knowledge imputed to any Fidelity Investments Representative or medical examiner will not be noticed to the Company unless it is set out in writing in this application.

We have read all statements and answers in this application and the other materials we have submitted and signed, and to the best of our knowledge and belief, they are true, complete and correctly stated. Our answers will be the basis for any policy issued based on this application.

W | Below are State Fraud Notices that Apply Only in Certain States.

Please read the following notices carefully to see if any apply in your state.

Arkansas, Colorado, New Mexico, Pennsylvania, and Washington, DC: "Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such persons to criminal and civil penalties."

California: For your protection, California Law requires the following to appear on this form. "Any person who knowingly presents a false or fraudulent claim for the payment of a loss is guilty of a crime and may be subject to fines and confinement in a state prison."

Florida: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony or the third degree."

Kentucky: "Any person who knowingly and with intent to defraud, or deceive any insurance company or other person files an application for insurance containing any materially false information or conceals , for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime."

Louisiana: "Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison."

Maine: "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefits."

New Jersey: "Any person who includes any false or misleading information on an insurance application for an insurance policy is subject to criminal and civil penalties."

Oklahoma: "WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony."

Ohio: "Any person who, with intent to defraud or knowingly that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud."

Tennessee: "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits."

S/VUL/TM/APP-03

Application Number: _____________________________

Name of 2nd Proposed Insured: ____________________________

X | Signatures

The signatures below indicate acceptance of these "Amendments to this Application," "Agreements to this Application" and "Authorization Information" for determining eligibility for insurance.

Signed at:

_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Insured (Parent or Legal Guardian if Proposed Insured is under age 15)	Date
X________________________________________________________________	___________
Witness Signature	Date
Signed at:
_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Owner (if different than the Proposed Insured)	Date
X________________________________________________________________	___________
Witness Signature	Date
Signed at:
_______________________________________________________	__________________________________
City	State
X________________________________________________________________	___________
Signature of Proposed Joint Owner (if applicable)	Date
X________________________________________________________________	___________
Witness Signature	Date

If the owner is a corporation other than the Proposed Insured(s), please provide corporate title and the full name of the corporation on the above Signature of Proposed Owner line.

S/VUL/TM/APP-03